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EXHIBIT 99.2

CERTIFICATION
PURSUANT TO 18 UNITED STATES CODE § 1350

        Each of the undersigned hereby certifies that the Annual Report on Form 10-K for the period ended December 31, 2002 of North American Van Lines, Inc. (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOAN E. RYAN Joan E. Ryan Chief Financial Officer

/s/ RONALD L. MILEWSKI Ronald L. Milewski Vice President, Finance and Corporate Controller (Chief Financial Officer prior to February 12, 2003)

March 19, 2003

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  EXHIBIT 99.2
CERTIFICATION PURSUANT TO 18 UNITED STATES CODE § 1350